UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 12, 2010


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
             -----------------------------------------------------
                 (State or other jurisdiction of incorporation)


          1-14244                                       84-1214736
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

              810 N. FARRELL DRIVE, PALM SPRINGS, CALIFORNIA 92262
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               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
 (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))



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                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS.............................1

SECTION 2.   FINANCIAL INFORMATION............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS...................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
                 STATEMENTS...................................................1

                 Item 4.01  Changes in Registrant's Certifying Accountant.....1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT..............................1

SECTION 6.   [RESERVED].......................................................2

SECTION 7.   REGULATION FD....................................................2

SECTION 8.   OTHER EVENTS.....................................................2

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ...............................2

SIGNATURES....................................................................2

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Not Applicable.


SECTION 2.  FINANCIAL INFORMATION

         Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

         Not Applicable.


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On or about March 30, 2010, Environmental Service Professionals, Inc., a Nevada corporaton (the "Company") engaged Farber Haas Hurley LLP ("New Accountant") to audit and review the Company's financial statements for the fiscal year ending December 31, 2009 and December 31, 2008. The New Accountant has been engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Company's former accountant, Stan J. Lee, Certified Public Accountant (the "Former Accountant").

         On May 12, 2010, the Company received a letter from the Former Accountant, dated May 12, 2010, a copy of which is attached to this Report as
Exhibit 16.1. The letter indicates that Mr. Lee disagrees with the contents of the Company's Report on Form 8-K, dated April 5, 2010, relating to our change of certifying accountants. In his letter, he states that effective December 21, 2009, he disclaims his audit opinions for our financial statements dated as of and for the fiscal years ending December 31, 2007 and 2008. He also states that he resigned as our certifying accountant on December 21, 2009, rather than being dismissed by us on March 30, 2010.

         We disagree with Mr. Lee regarding the effective date of his disclaimers and resignation. Even though he notified us by email correspondence on December 21, 2009 that he resigned and "disclaimed" his prior audit opinions for the Company's fiscal years 2007 and 2008, we believe that subsequent correspondence (i.e. December 22, 2009 and thereafter) from Mr. Lee to the Company indicated that he had changed his mind. Mr. Lee disagrees with our interpretation of the subsequent correspondence. We finally dismissed him and engaged the New Accountants on March 30, 2010. As stated in our Report on Form 8-K, dated April 5, 2010, we have engaged the New Accountants to entirely re-audit and enable the Company to restate its financial statements for those fiscal years, as well as to audit our fiscal year 2009 financial statements.


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

         Not Applicable

SECTION 6.  [RESERVED]


SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.


SECTION 8.  OTHER EVENTS

         Not Applicable.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions Not Applicable.

         (d)      Exhibits

                    16.1 Letter from Stan J. Lee, Certified Public Accountant, dated May 12, 2010.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                    -----------------------------------------
                                  (Registrant)

Date:  May 12, 2010


                   /s/ Edward L. Torres
                   -----------------------------------------
                   Edward L. Torres, Chief Executive Officer


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